Notes receivable, noncurrent	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Notes receivable, noncurrent

Notes receivable, noncurrent consisted of the following:

	As at December 31,	As at December 31,
USD'000	2020	2019
Long-term receivable from, and loan, to shareholders	144	-
Long-term receivable from, and loan to, other related parties	39	23
Total notes receivable, noncurrent	183	23

As at December 31, 2020, the noncurrent notes receivable were made up of:

-	several loans to employees who are shareholders in relation to the outstanding employee social charges and tax deducted at source for the exercise of their ESOP options (see Note 32). These loans do not bear interest. The total loan amount as at December 31, 2020 was CHF 127,521 (USD 144,207).

-	several loans to employees in relation to the outstanding employee social charges for the exercise of their ESOP options (see Note 32). These loans do not bear interest. The total loan amount as at December 31, 2020 was CHF 34,640 (USD 39,172).

As at December 31, 2019, the noncurrent notes receivable consisted of a loan to an employee for CHF 21,780 (USD 22,504), corresponding to the monthly loan amounts of CHF 2,420 per month from April 01, 2019 until December 31, 2019. The loan bears an interest rate of 0.5% per annum. The loan and accrued interest are to be repaid in full on or before December 31, 2021. In exchange for the loan, the employee has pledged the 60,000 ESOP options that he holds on WIHN class B shares (see Note 32).This loan was reclassified as current as at December 31, 2020.